EXHIBIT 23.2









                          INDEPENDENT AUDITORS' CONSENT







We consent to the use in this Registration Statement of Excellency Investment Realty Trust, Inc. (f/k/a Gift Liquidators, Inc.) on Form SB-2 of our report dated June 6, 2006, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


                                                /s/ Carlin, Charron & Rosen, LLP

Glastonbury, Connecticut
November 29, 2006